APOLLO SENIOR FLOATING RATE FUND INC.

Supplement dated March 25, 2011 to the

Prospectus dated February 23, 2011

Apollo Senior Floating Rate Fund Inc. (the “Fund”) has announced the closing of a credit facility and the issuance of shares of its Series A Preferred Stock effective March 24, 2011.

CREDIT FACILITY AND PREFERRED STOCK

The following information supplements and, to the extent inconsistent therewith, supersedes the information contained in the sections of the Fund’s Prospectus captioned “Prospectus Summary — Leverage” and “Leverage”:

The Fund has entered into a $138 million credit facility (the “Credit Facility”) with Wells Fargo Bank, National Association (“Wells Fargo”), as lender, and Wells Fargo Securities LLC, as administrative agent. The Fund may borrow under the Credit Facility on a revolving basis until June 24, 2011. Any loans outstanding under the Credit Facility must be repaid in full in March 2015. The loans generally bear interest at a rate of the 3-month London Interbank Offered Rate (“LIBOR”) plus an applicable margin rate initially set at 1.40%. On or before April 8, 2011, the Fund may increase Wells Fargo’s total aggregate commitment to an amount determined pursuant to a formula set forth in the Credit Facility based on the number of shares of the Fund’s common stock issued by April 8, 2011. The total amount available under the Credit Facility is not expected to exceed $142.4 million. The Credit Facility contains customary affirmative and negative covenants, including limitations on debt, liens and restricted payments, as well as certain portfolio limitations and prepayment provisions, including a requirement to prepay loans or take certain other actions if certain asset value tests are not met. In addition, amounts borrowed under the Credit Facility generally cannot be prepaid at the option of the Fund until March 2015, with certain limited exceptions. As a result, the Fund may not be able to refinance the amounts it has borrowed if alternative financing becomes available at more favorable rates prior to March 2015.

The Fund has issued 1,031 shares of the Fund’s Series A Preferred Stock to Wells Fargo with an aggregate liquidation preference of $20,620,000 ($20,000 per share). The Series A Preferred Stock generally is entitled to quarterly dividends at a floating rate of 1.90% plus 3-month LIBOR, subject to adjustment for unpaid dividends. In the event that the Fund chooses to increase Wells Fargo’s total aggregate commitment under the Credit Facility as described above, the Fund may issue to Wells Fargo approximately 32 additional shares of Series A Preferred Stock with an aggregate liquidation preference of approximately $640,000. The Fund is obligated to repurchase any outstanding Series A Preferred Stock on March 24, 2015 and may, under limited circumstances, repurchase the Series A Preferred Stock prior to such date. The preferences, rights, powers and other terms applicable to the Series A Preferred Stock are set forth in Articles Supplementary filed with the State Department of Assessments and Taxation of Maryland. No public offering of the Series A Preferred Stock is being made by the Fund.

As a result of entering into the Credit Facility and the issuance of the Series A Preferred Stock, the Fund expects to incur leverage in an aggregate amount of approximately 35% of the Fund’s Managed Assets (as such term is defined in the Fund’s Prospectus). There can be no guarantees that the Fund will maintain this level of leverage for the full term of the Credit Facility.

Effects of Leverage

The following table is furnished in response to requirements of the SEC and replaces the section of the Fund’s Prospectus captioned “Leverage—Effects of Leverage.”

The table below is designed to illustrate the effect of leverage on the return to a common shareholder, assuming hypothetical annual investment portfolio total returns, net of expenses (comprised of income and changes in the value of securities held in the Fund’s portfolio) of –10%, –5%, 0%, 5% and 10%. Actual returns may be greater or less than those appearing in the table. The table further reflects leverage representing, in the aggregate, 35% of the Fund’s total assets, net of expenses, and the Fund’s currently projected blended dividend and interest rate of 2.27% on its Series A Preferred Shares and anticipated borrowings under the Credit Facility. The Fund’s common shares must experience an annual return of 1.23% in order to cover the rate of annual dividend and interest payments. As the table shows, the total leverage generally increases the return to common shareholders when portfolio return is positive or greater than the cost of leverage and decreases when the portfolio total return is negative or less than the cost of leverage. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns that may be experienced by the Fund.

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Common Share Total Return	(16.64)	(8.93)	(1.23)	6.48	14.18

Common share total return is comprised of two elements—the common share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the interest it receives on its investments is entirely offset by losses in the value of those investments.

The following revises the information contained in the section of the Fund’s Prospectus captioned “Summary of Fund Expenses”:

The Fund expects to incur leverage in an aggregate amount of approximately 35% of the Fund’s Managed Assets. As a result, in the “Shareholder Transaction Expenses” table, “Preferred Shares and/or Notes Offering Expenses borne by the Fund (as a percentage of common share offering price)” is expected to increase to 0.42%. In the “Annual Expenses” table, “Advisory Fees” are now expected to be 1.54%, “Dividends on Preferred Shares and/or Interest Payments on Borrowed Funds” are now expected to be 1.23%, “Other Expenses” are now expected to be 0.69% and “Total Annual Expenses” are now expected to be 3.46%.

Furthermore, assuming total annual expenses of 3.46%, the Example is revised as follows:

	1 Year	3 Years	5 Years	10 Years

Total Expenses Incurred	$84	$151	$221	$403

ELECTION OF DIRECTORS

At a meeting held on March 23, 2011, the Board of Directors expanded the size of the board to six members and elected two additional Directors. Mr. John J. Hannan was elected as a Class III Director, and will hold office until the 2014 annual meeting of stockholders of the Fund and until his successor is duly elected and qualifies. Mr. Hannan is an interested person of the Fund due to his affiliation with the Fund’s investment adviser. Mr. Elliot Stein, Jr. was elected as a Class I Director, and will hold office until the 2012 annual meeting of stockholders of the Fund and until his successor is duly elected and qualifies. Mr. Stein will serve as an Independent Director.

Biographical information for Messrs. Hannan and Stein is included below.

Elliot Stein, Jr. Mr. Stein has been a member of the Board of Directors of Apollo Investment Corporation (“AIC”), a closed-end, non-diversified management investment company that has elected to be treated as a business development company, or BDC, under the Investment Company Act of 1940, since March 2004. He currently serves as the Lead Independent Director of AIC. He has served as Chairman of Caribbean International News Corporation since 1985. He is also a board member of various private companies including Multi-Pak Holdings and Cohere Communications. Mr. Stein was a Managing Director of Commonwealth Capital Partners and he has served as a Director of VTG Holdings, Bargain Shop Holdings, Inc. and various other private companies. Mr. Stein is a Trustee of Claremont Graduate University and the New School University. He is a member of the Council on Foreign Relations.

John J. Hannan. Mr. Hannan has been a member of the Board of Directors of AIC since March 2004 and was elected as Chairman of the Board of Directors of AIC in August 2006. He served as the Chief Executive Officer of AIC from February 2006 to November 2008. Since February 2011, Mr. Hannan has served on the Board of Directors of Environmental Solutions Worldwide, Inc. Mr. Hannan is a senior partner of Apollo Management, L.P., which he co-founded in 1990. He formerly served as a director for Vail Resorts, Inc. and Goodman Global, Inc.